Supplemental Financial Information Second Quarter 2024 investors.ironmountain.com

Table of Contents Section I - Q2 Earnings Press Release Q2 2024 Earnings Press Release 3 Section II - Financial Highlights and Organic Growth Financial and Operating Highlights 6 Organic Revenue Growth 7 Section III - Operational Metrics Global Storage Volume 8 Quarterly Operating Performance 9 Year to Date Operating Performance 10 Section IV - Balance Sheets, Statements of Operations and Reconciliations Condensed Consolidated Balance Sheets 11 Quarterly Condensed Consolidated Statements of Operations 12 Year to Date Condensed Consolidated Statements of Operations 13 Quarterly and Year to Date Reconciliation of Net Income (Loss) to Adjusted EBITDA 14 Quarterly and Year to Date Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share 15 Quarterly Reconciliation of Net Income (Loss) to FFO and AFFO 16 Year to Date Reconciliation of Net Income (Loss) to FFO and AFFO 17 Section V - Storage and Service Reconciliation Quarterly Storage Rental and Service Business Detail 18 Year to Date Storage and Service Business Detail 19 Section VI - Real Estate Metrics Global Real Estate Portfolio and Lease Obligations 20 Facility Lease Expirations 20 Section VII - Data Center Customer and Portfolio Metrics Data Center Customer Lease Expiration and Leasing Activity Summary 21 Data Center Operating Portfolio and Total Potential Capacity 22 Data Center Expansion and Development Activity 23 Section VIII - Capitalization and Debt Maturity Profile Capitalization 24 Total Borrowings Maturity Schedule 24 Debt Maturity Profile 24 Section IX - Capital Expenditures Quarterly and Year to Date Capital Expenditures and Investments 25 Section X - Appendix and Definitions Appendix and Definitions 26 All figures except per share, megawatts (MW), kilowatts (kW), and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding All figures for the quarter ended June 30, 2024 unless noted Unaudited investors.ironmountain.com Q2 2024 Supplemental Financial Information 2

Iron Mountain Reports Second Quarter Results -- Net Income of $35 million -- -- Achieves record quarterly Revenue and Adjusted EBITDA -- -- Data Center: Leased 66 megawatts in the second quarter; Increases full year projection to 130 megawatts -- -- Expects to be towards the upper end of full year 2024 guidance range -- -- Increases quarterly dividend per share by 10% -- PORTSMOUTH, N.H. – August 1, 2024 – Iron Mountain Incorporated (NYSE: IRM), a global leader in information management services, announces financial results for the second quarter of 2024. The conference call / webcast details, earnings call presentation and supplemental financial information, which includes definitions of certain capitalized terms used in this release, are available on Iron Mountain’s Investor Relations website. Reconciliations of non-GAAP measures to the appropriate GAAP measures are included herein. “We continue to execute well on our growth strategy and are pleased to report a very strong second quarter, again resulting in all-time record Revenue and Adjusted EBITDA,” said William L. Meaney, President and CEO of Iron Mountain. “We are grateful to our team who continue to drive toward our Project Matterhorn growth targets, including top tier growth in AFFO, which enabled us to increase the dividend by 10%. This is in line with our long term plan to increase the dividend alongside growth in AFFO per share.” Financial Performance Highlights for the Second Quarter of 2024 ($ in millions, except per share data) Three Months Ended Y/Y % Change Year to Date Y/Y % Change 6/30/24 6/30/23 Reported $ Constant Fx 6/30/24 6/30/23 Reported $ Constant Fx Storage Rental Revenue $920 $831 11% 12% $1,805 $1,641 10% 10% Service Revenue $615 $527 17% 17% $1,207 $1,031 17% 17% Total Revenue $1,534 $1,358 13% 14% $3,011 $2,672 13% 13% Net Income $35 $1 — $112 $67 67% Reported EPS $0.12 $0.00 — $0.37 $0.22 68% Adjusted EPS $0.42 $0.40 5% $0.85 $0.83 2% Adjusted EBITDA $544 $476 14% 15% $1,063 $936 14% 14% Adjusted EBITDA Margin 35.5% 35.0% 50 bps 35.3% 35.0% 30 bps AFFO $321 $287 12% $645 $582 11% AFFO per share $1.08 $0.98 10% $2.18 $1.99 10% • Total reported revenues for the second quarter were $1.5 billion, compared with $1.4 billion in the second quarter of 2023, an increase of 13.0%. Excluding the impact of foreign currency exchange ("Fx"), total reported revenues increased 13.8% compared to the prior year, driven by a 11.5% increase in storage rental revenue and a 17.3% increase in service revenue. Year to date, total reported revenues increased 12.7%, or 13.0% excluding the impact of Fx. • Net Income for the second quarter was $34.6 million, compared with $1.1 million in the second quarter of 2023. Year to date, net income was $111.6 million, compared with $66.7 million in 2023. • Adjusted EBITDA for the second quarter was $544.4 million, compared with $475.7 million in the second quarter of 2023, an increase of 14.4%. On a constant currency basis, Adjusted EBITDA increased by 15.1% in the second quarter, compared to the second quarter of 2023, driven by revenue increases in Global RIM, ALM, and data center. On a constant currency basis, year to date Adjusted EBITDA increased 13.8%. • FFO (Normalized) per share was $0.78 for the second quarter, compared with $0.71 in the second quarter of 2023. Year to date, FFO (Normalized) per share was $1.53, compared with $1.42 in 2023, or an increase of 7.7%. Section I - Q2 Earnings Press Release investors.ironmountain.com Q2 2024 Supplemental Financial Information 3

• AFFO was $320.9 million for the second quarter, compared with $287.1 million in the second quarter of 2023, an increase of 11.8% driven by improved Adjusted EBITDA. Year to date, AFFO was $644.6 million compared with $582.3 million, or an increase of 10.7%. • AFFO per share was $1.08 for the second quarter, compared with $0.98 in the second quarter of 2023. Year to date, AFFO per share was $2.18, compared to $1.99 in 2023, or an increase of 9.5%. Dividend On August 1, 2024, Iron Mountain's Board of Directors declared a quarterly cash dividend of $0.715 per share for the third quarter, representing an increase of 10%. The third quarter 2024 dividend is payable on October 3, 2024, for shareholders of record on September 16, 2024. Guidance Iron Mountain affirmed full year 2024 guidance, and now expects to be towards the upper end of the full year 2024 guidance range; details are summarized in the table below. 2024 Guidance(1) ($ in millions, except per share data) 2024 Guidance Total Revenue $6,000 - $6,150 Adjusted EBITDA $2,175 - $2,225 AFFO $1,300 - $1,335 AFFO Per Share $4.39 - $4.51 (1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. About Iron Mountain Iron Mountain Incorporated (NYSE: IRM) is a global leader in information management services. Founded in 1951 and trusted by more than 240,000 customers worldwide, Iron Mountain serves to protect and elevate the power of our customers’ work. Through a range of offerings including digital transformation, data centers, secure records storage, information management, asset lifecycle management, secure destruction and art storage and logistics, Iron Mountain helps businesses bring light to their dark data, enabling customers to unlock value and intelligence from their stored digital and physical assets at speed and with security, while helping them meet their environmental goals. To learn more about Iron Mountain, please visit: www.IronMountain.com and follow @IronMountain on X (formerly Twitter) and LinkedIn. Section I - Q2 Earnings Press Release investors.ironmountain.com Q2 2024 Supplemental Financial Information 4

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: We have made statements in this press release that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as “believes”, “expects”, “anticipates”, “estimates”, “plans”, “intends”, “projects”, “pursue”, “will” or similar expressions, we are making forward- looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures or other co-investment vehicles), incorporate alternative technologies (including artificial intelligence) into our offerings, achieve satisfactory returns on new product offerings, continue our revenue management, expand and manage our global operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space; (iii) the costs of complying with and our ability to comply with laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards; (iv) the impact of attacks on our internal information technology (“IT”) systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (v) our ability to fund capital expenditures; (vi) the impact of our distribution requirements on our ability to execute our business plan; (vii) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes; (viii) changes in the political and economic environments in the countries in which we operate and changes in the global political climate; (ix) our ability to raise debt or equity capital and changes in the cost of our debt; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) unexpected events, including those resulting from climate change or geopolitical events, could disrupt our operations and adversely affect our reputation and results of operations; (xiv) failures to implement and manage new IT systems; (xv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvi) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this press release. Reconciliation of Non-GAAP Measures Throughout this press release, Iron Mountain discusses (1) Adjusted EBITDA, (2) Adjusted EPS, (3) FFO (Nareit), (4) FFO (Normalized), and (5) AFFO. These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included later in this release. Investor Relations Contacts: Gillian Tiltman Erika Crabtree SVP, Head of Investor Relations Manager, Investor Relations Gillian.Tiltman@ironmountain.com Erika.Crabtree@ironmountain.com (617) 286-4881 (617) 535-2845 Section I - Q2 Earnings Press Release investors.ironmountain.com Q2 2024 Supplemental Financial Information 5

Financial Highlights Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 Storage Rental Revenue $919,746 $884,842 $871,144 $858,656 $830,756 Service Revenue $614,663 $592,021 $548,685 $529,519 $527,180 Total Revenues $1,534,409 $1,476,863 $1,419,829 $1,388,175 $1,357,936 Adjusted EBITDA $544,361 $518,855 $525,249 $499,962 $475,658 Adjusted EBITDA Margin 35.5% 35.1% 37.0% 36.0% 35.0 % Net Income (Loss) Attributable to Iron Mountain Incorporated $35,783 $74,061 $28,482 $91,043 $114 Reported EPS - Fully Diluted $0.12 $0.25 $0.10 $0.31 $0.00 Adjusted EPS $0.42 $0.43 $0.52 $0.45 $0.40 FFO (Normalized) $231,021 $219,777 $246,005 $223,080 $208,113 FFO (Normalized) per Share $0.78 $0.74 $0.83 $0.76 $0.71 AFFO $320,901 $323,653 $327,634 $301,201 $287,090 AFFO per Share $1.08 $1.10 $1.11 $1.02 $0.98 TTM AFFO Payout Ratio 60.3% 61.0% 61.6% 62.2% 61.5 % Dividend per Share $0.65 $0.65 $0.65 $0.65 $0.62 Weighted Average Common Shares Outstanding - Diluted 295,838 295,221 295,014 294,269 293,527 Net Lease-Adjusted Leverage Ratio 5.0x 5.1x 5.1x 5.1x 5.1x Operating Highlights Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 Organic Storage Rental Revenue Growth 10.1% 7.5% 10.4% 9.7% 10.8 % Organic Service Revenue Growth 9.4% 9.6% 6.2% (0.6) % (1.4) % Total Volume - Storage 732,607 732,031 731,541 731,263 730,767 Storage Facility Capacity Utilization 79.2% 79.2% 79.6% 79.4% 79.6 % Records Management Retention Rate 92.8% 92.9% 92.9% 93.0% 92.8 % Storage Revenue / Sq. Ft. $9.74 $9.38 $9.15 $9.00 $8.78 Storage NOI / Sq. Ft. $7.75 $7.46 $7.37 $7.23 $7.10 Data Center: Leasable Megawatts 265.7 261.4 255.4 225.2 221.2 Leased % - Stabilized 96.0% 95.7% 95.4% 94.6% 94.7 % Leased % - Total 93.5% 94.0% 93.3% 91.8% 92.2 % Kilowatts Leased - New/Expansion 66,493 30,449 4,535 65,355 2,690 Churn 1.2% 0.9% 1.7% 1.0% 1.4 % Number of Facilities 26 26 26 24 24 Number of Markets 21 21 21 21 19 Section II - Financial Highlights and Organic Growth investors.ironmountain.com Q2 2024 Supplemental Financial Information 6

Organic Revenue Growth (1) Q2 2024 Q1 2024 YTD 2024 Reported Constant Currency Organic Revenue Reported Constant Currency Organic Revenue Reported Constant Currency Organic Revenue Storage Rental 10.7% 11.5% 10.1% 9.2% 9.0% 7.5% 10.0% 10.3% 8.8% Service 16.6% 17.3% 9.4% 17.4% 17.2% 9.6% 17.0% 17.3% 9.5% Total Revenues 13.0% 13.8% 9.8% 12.4% 12.2% 8.3% 12.7% 13.0% 9.1% Total Organic Revenue Growth 14.1% 11.3% 7.5% 5.7% 5.5% 8.7% 8.3% 9.8% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 0.0% 4.0% 8.0% 12.0% 16.0% Organic Storage Rental Revenue Growth 9.7% 11.0% 11.1% 10.8% 9.7% 10.4% 7.5% 10.1% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Organic Service Revenue Growth 21.8% 11.8% 2.0% (1.4)% (0.6)% 6.2% 9.6% 9.4% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 (10.0)% 0.0% 10.0% 20.0% 30.0% (1) Constant Currency and excluding impact from business acquisitions and divestitures. Section II - Financial Highlights and Organic Growth investors.ironmountain.com Q2 2024 Supplemental Financial Information 7

Global Storage Volume Global RIM Corporate and Other Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 500,000 550,000 600,000 650,000 700,000 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Global RIM 723,331 725,665 727,496 724,480 724,926 725,510 (1) 725,907 726,048 726,316 726,712 Corporate and Other 4,322 4,336 4,715 4,804 5,210 5,256 5,356 5,493 5,715 5,895 Total Volume - Storage 727,653 730,002 732,211 729,284 730,136 730,767 731,263 731,541 732,031 732,607 Business acquisitions during the quarter (2) — — 143 — — — — — — — (1) On June 29, 2023, we acquired 100% interest in Clutter Intermediate, Inc. and control of all assets of the related Clutter joint venture, of which we had a preexisting relationship. The volume associated with this business both prior and subsequent to our acquisition is substantially consistent. (2) Volume acquired through acquisition in the quarter; this is included in Total Storage Volume. Section III - Operational Metrics investors.ironmountain.com Q2 2024 Supplemental Financial Information 8

Quarterly Operating Performance Y/Y % Change Q2 2024 Q1 2024 Q2 2023 Reported Constant Currency Organic Growth (1) Global RIM Business Storage Rental $756,358 $728,984 $704,011 7.4% 8.3% 7.7% Service 494,219 481,173 455,856 8.4% 9.2% 8.3% Total Revenues $1,250,577 $1,210,157 $1,159,867 7.8% 8.7% 7.9% Adjusted EBITDA $548,742 $526,268 $499,062 Adjusted EBITDA Margin 43.9% 43.5% 43.0 % Global Data Center Business Storage Rental $147,397 $140,028 $110,990 32.8% 33.0% 27.0% Service 5,305 3,909 7,043 (24.7)% (24.6)% (24.6)% Total Revenues $152,702 $143,937 $118,033 29.4% 29.6% 23.9% Adjusted EBITDA $66,017 $61,568 $53,809 Adjusted EBITDA Margin 43.2% 42.8% 45.6 % Corporate and Other Storage Rental $15,991 $15,830 $15,755 1.5% 1.4% (1.2)% Service 115,139 106,939 64,281 79.1% 79.3% 20.7% Total Revenues $131,130 $122,769 $80,036 63.8% 63.9% 16.4% Adjusted EBITDA $(70,398) $(68,981) $(77,213) Total Consolidated Storage Rental $919,746 $884,842 $830,756 10.7% 11.5% 10.1% Service 614,663 592,021 527,180 16.6% 17.3% 9.4% Total Revenues $1,534,409 $1,476,863 $1,357,936 13.0% 13.8% 9.8% Adjusted EBITDA $544,361 $518,855 $475,658 Adjusted EBITDA Margin 35.5% 35.1% 35.0% (1) Constant Currency and excluding impact from business acquisitions and divestitures. Section III - Operational Metrics investors.ironmountain.com Q2 2024 Supplemental Financial Information 9

Year to Date Operating Performance Y/Y % Change YTD 2024 YTD 2023 Reported Constant Currency Organic Growth (1) Global RIM Business Storage Rental $1,485,342 $1,391,680 6.7% 7.1% 6.4% Service 975,392 894,713 9.0% 9.4% 8.6% Total Revenues $2,460,734 $2,286,393 7.6% 8.0% 7.3% Adjusted EBITDA $1,075,010 $976,846 Adjusted EBITDA Margin 43.7% 42.7 % Global Data Center Business Storage Rental $287,425 $218,425 31.6% 31.4% 25.2% Service 9,214 11,913 (22.7)% (22.9)% (22.9)% Total Revenues $296,639 $230,338 28.8% 28.6% 22.8% Adjusted EBITDA $127,585 $104,444 Adjusted EBITDA Margin 43.0% 45.3 % Corporate and Other Storage Rental $31,821 $30,740 3.5% 3.1% 0.6% Service 222,078 124,814 77.9% 77.5% 19.0% Total Revenues $253,899 $155,554 63.2% 62.8% 15.4% Adjusted EBITDA $(139,379) $(144,824) Total Consolidated Storage Rental $1,804,588 $1,640,845 10.0% 10.3% 8.8% Service 1,206,684 1,031,440 17.0% 17.3% 9.5% Total Revenues $3,011,272 $2,672,285 12.7% 13.0% 9.1% Adjusted EBITDA $1,063,216 $936,466 Adjusted EBITDA Margin 35.3% 35.0% (1) Constant Currency and excluding impact from business acquisitions and divestitures. Section III - Operational Metrics investors.ironmountain.com Q2 2024 Supplemental Financial Information 10

Condensed Consolidated Balance Sheets 6/30/2024 12/31/2023 ASSETS Current Assets: Cash and Cash Equivalents $144,256 $222,789 Accounts Receivable, Net 1,273,900 1,259,826 Prepaid Expenses and Other 295,583 252,930 Total Current Assets $1,713,739 $1,735,545 Property, Plant and Equipment: Property, Plant and Equipment $10,976,919 $10,373,989 Less: Accumulated Depreciation (4,183,895) (4,059,120) Property, Plant and Equipment, Net $6,793,024 $6,314,869 Other Assets, Net: Goodwill $5,099,772 $5,017,912 Customer and Supplier Relationships and Other Intangible Assets 1,284,339 1,279,800 Operating Lease Right-of-Use Assets 2,593,461 2,696,024 Other 482,599 429,652 Total Other Assets, Net $9,460,171 $9,423,388 Total Assets $17,966,934 $17,473,802 LIABILITIES AND EQUITY Current Liabilities: Current Portion of Long-term Debt $125,409 $120,670 Accounts Payable 527,968 539,594 Accrued Expenses and Other Current Liabilities 1,174,979 1,250,259 Deferred Revenue 329,718 325,665 Total Current Liabilities $2,158,074 $2,236,188 Long-term Debt, Net of Current Portion 12,814,166 11,812,500 Long-term Operating Lease Liabilities, Net of Current Portion 2,453,935 2,562,394 Other Long-term Liabilities 257,497 237,590 Deferred Income Taxes 231,150 235,410 Redeemable Noncontrolling Interests 184,861 177,947 Total Long-term Liabilities $15,941,609 $15,025,841 Total Liabilities $18,099,683 $17,262,029 (Deficit) Equity Total (Deficit) Equity ($132,749) $211,773 Total Liabilities and (Deficit) Equity $17,966,934 $17,473,802 Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2024 Supplemental Financial Information 11

Quarterly Condensed Consolidated Statements of Operations Q2 2024 Q1 2024 Q/Q % Change Q2 2023 Y/Y % Change Revenues: Storage Rental $919,746 $884,842 3.9% $830,756 10.7 % Service 614,663 592,021 3.8% 527,180 16.6 % Total Revenues $1,534,409 $1,476,863 3.9% $1,357,936 13.0 % Operating Expenses: Cost of Sales (excluding Depreciation and Amortization) $675,971 $653,255 3.5% $592,644 14.1 % Selling, General and Administrative 344,838 319,465 7.9% 311,805 10.6 % Depreciation and Amortization 224,501 209,555 7.1% 195,367 14.9 % Acquisition and Integration Costs 9,502 7,809 21.7% 1,511 n/a Restructuring and Other Transformation 46,513 40,767 14.1% 45,588 2.0 % Loss (Gain) on Disposal/Write-Down of PP&E, Net 2,790 389 n/a (1,505) n/a Total Operating Expenses $1,304,115 $1,231,240 5.9% $1,145,410 13.9 % Operating Income (Loss) $230,294 $245,623 (6.2) % $212,526 8.4 % Interest Expense, Net 176,521 164,519 7.3% 144,178 22.4 % Other Expense (Income), Net 5,833 (12,530) (146.6) % 62,950 (90.7) % Net Income (Loss) Before Provision (Benefit) for Income Taxes $47,940 $93,634 (48.8) % $5,398 n/a Provision (Benefit) for Income Taxes 13,319 16,609 (19.8) % 4,255 n/a Net Income (Loss) $34,621 $77,025 (55.1) % $1,143 n/a Less: Net (Loss) Income Attributable to Noncontrolling Interests (1,162) 2,964 (139.2) % 1,029 n/a Net Income (Loss) Attributable to Iron Mountain Incorporated $35,783 $74,061 (51.7) % $114 n/a Net Income (Loss) Per Share Attributable to Iron Mountain Incorporated: Basic $0.12 $0.25 (52.0) % $0.00 — Diluted $0.12 $0.25 (52.0) % $0.00 — Weighted Average Common Shares Outstanding - Basic 293,340 292,746 0.2% 291,825 0.5 % Weighted Average Common Shares Outstanding - Diluted 295,838 295,221 0.2% 293,527 0.8 % Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2024 Supplemental Financial Information 12

Year to Date Condensed Consolidated Statements of Operations YTD 2024 YTD 2023 % Change Revenues: Storage Rental $1,804,588 $1,640,845 10.0 % Service 1,206,684 1,031,440 17.0 % Total Revenues $3,011,272 $2,672,285 12.7 % Operating Expenses: Cost of Sales (excluding Depreciation and Amortization) $1,329,226 $1,164,270 14.2 % Selling, General and Administrative 664,303 606,325 9.6 % Depreciation and Amortization 434,056 377,461 15.0 % Acquisition and Integration Costs 17,311 3,106 n/a Restructuring and Other Transformation 87,280 82,501 5.8 % Loss (Gain) on Disposal/Write-Down of PP&E, Net 3,179 (14,566) (121.8) % Total Operating Expenses $2,535,355 $2,219,097 14.3 % Operating Income (Loss) $475,917 $453,188 5.0 % Interest Expense, Net 341,040 281,347 21.2 % Other (Income) Expense, Net (6,697) 84,150 (108.0) % Net Income (Loss) Before Provision (Benefit) for Income Taxes $141,574 $87,691 61.4 % Provision (Benefit) for Income Taxes 29,928 21,013 42.4 % Net Income (Loss) $111,646 $66,678 67.4 % Less: Net Income (Loss) Attributable to Noncontrolling Interests 1,802 1,969 (8.5) % Net Income (Loss) Attributable to Iron Mountain Incorporated $109,844 $64,709 69.8 % Net Income (Loss) Per Share Attributable to Iron Mountain Incorporated: Basic $0.37 $0.22 68.2 % Diluted $0.37 $0.22 68.2 % Weighted Average Common Shares Outstanding - Basic 293,043 291,633 0.5 % Weighted Average Common Shares Outstanding - Diluted 295,529 293,288 0.8 % Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2024 Supplemental Financial Information 13

Quarterly Reconciliation of Net Income (Loss) to Adjusted EBITDA Q2 2024 Q1 2024 Q/Q % Change Q2 2023 Y/Y % Change Net Income $34,621 $77,025 (55.1) % $1,143 n/a Add / (Deduct): Interest Expense, Net 176,521 164,519 7.3% 144,178 22.4 % Provision (Benefit) for Income Taxes 13,319 16,609 (19.8) % 4,255 n/a Depreciation and Amortization 224,501 209,555 7.1% 195,367 14.9 % Acquisition and Integration Costs 9,502 7,809 21.7% 1,511 n/a Restructuring and Other Transformation 46,513 40,767 14.1% 45,588 2.0 % Loss (Gain) on Disposal/Write-Down of PP&E, Net (Including Real Estate) 2,790 389 n/a (1,505) n/a Other Expense (Income), Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures 4,532 (13,110) (134.6) % 58,694 (92.3) % Stock-Based Compensation Expense 29,889 14,039 112.9% 22,373 33.6 % Our Share of Adjusted EBITDA Reconciling Items from our Unconsolidated Joint Ventures 2,173 1,253 73.4% 4,054 (46.4) % Adjusted EBITDA $544,361 $518,855 4.9% $475,658 14.4 % Year to Date Reconciliation of Net Income (Loss) to Adjusted EBITDA YTD 2024 YTD 2023 % Change Net Income $111,646 $66,678 67.4 % Add / (Deduct): Interest Expense, Net 341,040 281,347 21.2 % Provision (Benefit) for Income Taxes 29,928 21,013 42.4 % Depreciation and Amortization 434,056 377,461 15.0 % Acquisition and Integration Costs 17,311 3,106 n/a Restructuring and Other Transformation 87,280 82,501 5.8 % Loss (Gain) on Disposal/Write-Down of PP&E, Net (Including Real Estate) 3,179 (14,566) (121.8) % Other (Income) Expense, Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures (8,578) 76,185 (111.3) % Stock-Based Compensation Expense 43,928 34,882 25.9 % Our Share of Adjusted EBITDA Reconciling Items from our Unconsolidated Joint Ventures 3,426 7,859 (56.4) % Adjusted EBITDA $1,063,216 $936,466 13.5 % Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2024 Supplemental Financial Information 14

Quarterly Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share Q2 2024 Q1 2024 Q/Q % Change Q2 2023 Y/Y % Change Reported EPS - Fully Diluted from Net Income (Loss) Attributable to Iron Mountain Incorporated $0.12 $0.25 (52.0) % $0.00 n/a Add / (Deduct): Acquisition and Integration Costs 0.03 0.03 — 0.01 n/a Restructuring and Other Transformation 0.16 0.14 14.3% 0.16 — Loss (Gain) on Disposal/Write-Down of PP&E, Net 0.01 — n/a (0.01) n/a Other Expense (Income), Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures 0.02 (0.04) (150.0) % 0.20 (90.0) % Stock-Based Compensation Expense 0.10 0.05 100.0% 0.08 25.0 % Non-Cash Amortization Related to Derivative Instruments 0.01 0.01 — 0.02 (50.0) % Tax Impact of Reconciling Items and Discrete Tax Items (1) (0.03) (0.01) n/a (0.05) (40.0) % Net Income Attributable to Noncontrolling Interests — 0.01 (100.0) % — — Adjusted EPS - Fully Diluted from Net Income (Loss) Attributable to Iron Mountain Incorporated $0.42 $0.43 (2.3) % $0.40 5.0 % Year to Date Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share YTD 2024 YTD 2023 % Change Reported EPS - Fully Diluted from Net Income (Loss) Attributable to Iron Mountain Incorporated $0.37 $0.22 68.2 % Add / (Deduct): Acquisition and Integration Costs 0.06 0.01 n/a Restructuring and Other Transformation 0.30 0.28 7.1 % Loss (Gain) on Disposal/Write-Down of PP&E, Net 0.01 (0.05) (120.0) % Other (Income) Expense, Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures (0.03) 0.26 (111.5) % Stock-Based Compensation Expense 0.15 0.12 25.0 % Non-Cash Amortization Related to Derivative Instruments 0.03 0.04 (25.0) % Tax Impact of Reconciling Items and Discrete Tax Items (1) (0.04) (0.06) (33.3) % Net Income Attributable to Noncontrolling Interests 0.01 0.01 — Adjusted EPS - Fully Diluted from Net Income (Loss) Attributable to Iron Mountain Incorporated $0.85 $0.83 2.4% (1) The difference between our effective tax rates and our structural tax rate (or adjusted effective tax rates) for the three months and six months ended June 30, 2024 and 2023 is primarily due to (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS for the three months and six months ended ended June 30, 2024 and 2023 was 14.5% and 14.0%, respectively, and 13.9% for the three months ended March 31, 2024. The Tax Impact of Reconciling Items and Discrete Tax Items was calculated using the current quarter’s estimate of the annual structural tax rate. Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2024 Supplemental Financial Information 15

Quarterly Reconciliation of Net Income (Loss) to FFO and AFFO Q2 2024 Q1 2024 Q/Q % Change Q2 2023 Y/Y % Change Net Income $34,621 $77,025 (55.1) % $1,143 n/a Add / (Deduct): Real Estate Depreciation (1) 97,771 83,573 17.0% 81,558 19.9 % Loss (Gain) on Sale of Real Estate, Net of Tax 579 (1,194) (148.5) % (1,853) (131.2) % Data Center Lease-Based Intangible Assets Amortization (2) 5,571 5,576 (0.1) % 4,907 13.5 % Our Share of FFO (Nareit) Reconciling Items from our Unconsolidated Joint Ventures 1,112 441 152.2% 562 97.9 % FFO (Nareit) $139,654 $165,421 (15.6) % $86,317 61.8 % Add / (Deduct): Acquisition and Integration Costs 9,502 7,809 21.7% 1,511 n/a Restructuring and Other Transformation 46,513 40,767 14.1% 45,588 2.0 % Loss (Gain) on Disposal/Write-Down of PP&E, Net (Excluding Real Estate) 2,211 1,818 21.6% (1,417) n/a Other Expense (Income), Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures 4,532 (13,110) (134.6) % 58,694 (92.3) % Stock-Based Compensation Expense 29,889 14,039 112.9% 22,373 33.6 % Non-Cash Amortization Related to Derivative Instruments 4,177 4,176 — 5,817 (28.2) % Real Estate Financing Lease Depreciation 3,236 2,986 8.4% 3,008 7.6 % Tax Impact of Reconciling Items and Discrete Tax Items (3) (8,643) (4,170) 107.3% (13,278) (34.9) % Our Share of FFO (Normalized) Reconciling Items from our Unconsolidated Joint Ventures (50) 41 222.0% (500) (90.0) % FFO (Normalized) $231,021 $219,777 5.1% $208,113 11.0 % Add / (Deduct): Non-Real Estate Depreciation 57,923 57,073 1.5% 49,765 16.4 % Amortization Expense (4) 60,001 60,346 (0.6) % 56,131 6.9 % Amortization of Deferred Financing Costs 6,143 6,100 0.7% 3,763 63.2 % Revenue Reduction Associated with Amortization of Customer Inducements and Above- and Below-Market Leases 1,475 1,322 11.6% 1,732 (14.8) % Non-Cash Rent Expense (Income) 3,658 5,659 (35.4) % 6,603 (44.6) % Reconciliation to Normalized Cash Taxes (2,524) 1,931 n/a (8,575) (70.6) % Our Share of AFFO Reconciling Items from our Unconsolidated Joint Ventures 180 182 (1.1) % 2,525 (92.9) % Less: Recurring Capital Expenditures 36,976 28,737 28.7% 32,967 12.2 % AFFO $320,901 $323,653 (0.9) % $287,090 11.8 % Per Share Amounts (Fully Diluted Shares): FFO (Nareit) $0.47 $0.56 (16.1) % $0.29 62.1 % FFO (Normalized) $0.78 $0.74 5.4% $0.71 9.9 % AFFO Per Share $1.08 $1.10 (1.8) % $0.98 10.2 % Weighted Average Common Shares Outstanding - Basic 293,340 292,746 0.2% 291,825 0.5 % Weighted Average Common Shares Outstanding - Diluted 295,838 295,221 0.2% 293,527 0.8% (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building improvements, leasehold improvements and racking), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impacts our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. (4) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships, capitalized commissions and other intangibles. Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2024 Supplemental Financial Information 16

Year to Date Reconciliation of Net Income (Loss) to FFO and AFFO YTD 2024 YTD 2023 % Change Net Income $111,646 $66,678 67.4 % Add / (Deduct): Real Estate Depreciation (1) 181,344 157,687 15.0% (Gain) Loss on Sale of Real Estate, Net of Tax (615) (17,599) (96.5) % Data Center Lease-Based Intangible Assets Amortization (2) 11,147 11,036 1.0 % Our Share of FFO (Nareit) Reconciling Items from our Unconsolidated Joint Ventures 1,553 694 123.8 % FFO (Nareit) $305,075 $218,496 39.6 % Add / (Deduct): Acquisition and Integration Costs 17,311 3,106 n/a Restructuring and Other Transformation 87,280 82,501 5.8 % Loss (Gain) on Disposal/Write-Down of PP&E, Net (Excluding Real Estate) 4,029 3,133 28.6 % Other (Income) Expense, Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures (8,578) 76,185 (111.3) % Stock-Based Compensation Expense 43,928 34,882 25.9 % Non-Cash Amortization Related to Derivative Instruments 8,353 11,651 (28.3) % Real Estate Financing Lease Depreciation 6,222 5,996 3.8 % Tax Impact of Reconciling Items and Discrete Tax Items (3) (12,813) (18,491) (30.7) % Our Share of FFO (Normalized) Reconciling Items from our Unconsolidated Joint Ventures (9) (274) (96.7) % FFO (Normalized) $450,798 $417,185 8.1 % Add / (Deduct): Non-Real Estate Depreciation 114,996 90,712 26.8 % Amortization Expense (4) 120,347 112,030 7.4 % Amortization of Deferred Financing Costs 12,243 8,096 51.2 % Revenue Reduction Associated with Amortization of Customer Inducements and Above- and Below-Market Leases 2,797 3,492 (19.9) % Non-Cash Rent Expense (Income) 9,317 14,039 (33.6) % Reconciliation to Normalized Cash Taxes (593) (7,098) (91.6) % Our Share of AFFO Reconciling Items from our Unconsolidated Joint Ventures 362 4,506 (92.0) % Less: Recurring Capital Expenditures 65,713 60,629 8.4 % AFFO $644,554 $582,333 10.7 % Per Share Amounts (Fully Diluted Shares): FFO (Nareit) $1.03 $0.74 39.2 % FFO (Normalized) $1.53 $1.42 7.7 % AFFO Per Share $2.18 $1.99 9.5 % Weighted Average Common Shares Outstanding - Basic 293,043 291,633 0.5 % Weighted Average Common Shares Outstanding - Diluted 295,529 293,288 0.8% (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building improvements, leasehold improvements and racking), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) from income taxes and (ii) other discrete tax items. (4) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships, capitalized commissions and other intangibles. Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2024 Supplemental Financial Information 17

Quarterly Storage Rental and Service Business Detail Q2 2024 Q1 2024 Q/Q % Change Q2 2023 Y/Y % Change Storage Rental Business Detail Total Storage Rental Revenue $919,746 $884,842 3.9% $830,756 10.7 % Plus: Terminations/Permanent Withdrawal Fees 10,562 9,664 9.3% 7,856 34.5 % Total Revenue from Adjusted Storage Rental Activities $930,308 $894,506 4.0% $838,612 10.9 % Less: Storage Rental Expenses Storage Rent 121,657 123,389 (1.4) % 117,464 3.6 % Storage Rental Labor 10,305 10,260 0.4% 8,395 22.7 % All Other Storage Costs 147,385 136,828 7.7% 124,196 18.7 % Storage Rental Cost of Sales $279,346 $270,477 3.3% $250,055 11.7 % Storage Rental Gross Profit $650,962 $624,029 4.3% $588,557 10.6 % Storage Rental Gross Margin 70.0% 69.8% 20 bps 70.2% -20 bps Service Business Detail Total Service Revenue $614,663 $592,021 3.8% $527,180 16.6 % Less: Terminations/Permanent Withdrawal Fees 10,562 9,664 9.3% 7,856 34.5 % Total Revenue from Adjusted Service Activities $604,100 $582,357 3.7% $519,325 16.3 % Less: Service Expenses Service Rent 6,863 6,217 10.4% 6,212 10.5 % Service Labor 253,863 241,071 5.3% 216,003 17.5 % All Other Service Costs 135,898 135,490 0.3% 120,375 12.9 % Service Cost of Sales $396,625 $382,778 3.6% $342,589 15.8 % Service Gross Profit $207,476 $199,579 4.0% $176,736 17.4 % Service Gross Margin 34.3% 34.3% 0 bps 34.0% 30 bps Section V - Storage and Service Reconciliation investors.ironmountain.com Q2 2024 Supplemental Financial Information 18

Year to Date Storage Rental and Service Business Detail YTD 2024 YTD 2023 % Change Storage Rental Business Detail Total Storage Rental Revenue $1,804,588 $1,640,845 10.0 % Plus: Terminations/Permanent Withdrawal Fees 20,226 15,495 30.5 % Total Revenue from Adjusted Storage Rental Activities $1,824,814 $1,656,340 10.2 % Less: Storage Rental Expenses Storage Rent 245,046 233,614 4.9 % Storage Rental Labor 20,565 16,234 26.7 % All Other Storage Costs 284,213 238,504 19.2 % Storage Rental Cost of Sales $549,824 $488,352 12.6 % Storage Rental Gross Profit $1,274,990 $1,167,988 9.2 % Storage Rental Gross Margin 69.9% 70.5% -60 bps Service Business Detail Total Service Revenue $1,206,684 $1,031,440 17.0 % Less: Terminations/Permanent Withdrawal Fees 20,226 15,495 30.5 % Total Revenue from Adjusted Service Activities $1,186,458 $1,015,945 16.8 % Less: Service Expenses Service Rent 13,080 11,198 16.8 % Service Labor 494,934 427,693 15.7 % All Other Service Costs 271,389 237,027 14.5 % Service Cost of Sales $779,402 $675,918 15.3 % Service Gross Profit $407,055 $340,027 19.7 % Service Gross Margin 34.3% 33.5% 80 bps Section V - Storage and Service Reconciliation investors.ironmountain.com Q2 2024 Supplemental Financial Information 19

Global Real Estate Portfolio and Lease Obligations Global Real Estate Portfolio (1) Owned Facilities Leased Facilities Total Buildings Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. Total as of 3/31/2024 (2) 229 23,218 1,129 74,853 1,358 98,071 Additions & Expansions 2 555 4 35 6 590 Dispositions & Move Outs — — (24) (1,164) (24) (1,164) Total as of 06/30/2024 (3) 231 23,773 1,109 73,724 1,340 97,497 Total % 17.2% 24.4% 82.8% 75.6 % Top Five Markets Owned, United States (in Sq. Ft.) Top Five Markets Owned, International (in Sq. Ft.) Northern New Jersey 1,962 Paris, France 807 Chicago 1,282 Montreal, Canada 552 Boston 1,154 Mexico City, Mexico 452 Dallas 966 Toronto, Canada 434 Houston 873 Lima, Peru 434 Facility Lease Expirations (4) (% of total square feet subject to lease) 2.8% 5.2% 5.0% 2.6% 3.1% 5.0% 4.1% 5.2% 3.2% 63.9% 2024 2025 2026 2027 2028 2029 2030 2031 2032 Thereafter Weighted-Average Remaining Operating Lease Obligation: 11.0 Years (1) Includes real estate held in consolidated joint ventures. (2) Reflects adjustments to previous periods due to refinements to real estate basis. (3) Includes 12 owned data center facilities and 5 leased data center facilities with 2.6M Sq. Ft. and 0.8M Sq. Ft., respectively. (4) Includes financing and operating lease obligations. Section VI - Real Estate Metrics investors.ironmountain.com Q2 2024 Supplemental Financial Information 20

Data Center Customer Lease Expiration Year Number of Leases Expiring Total MW Expiring Percentage of Total MW Annualized GAAP TCV Rent Expiring Percentage of TCV Annualized Rent 2024 406 7.1 1.3% 20,921 2.7% 2025 794 41.9 8.0% 110,021 14.1% 2026 285 26.5 5.0% 62,263 8.0% 2027 128 12.6 2.4% 36,413 4.7% 2028 66 37.6 7.2% 63,901 8.2% 2029 42 48.3 9.2% 44,724 5.7% 2030 5 48.6 9.2% 53,732 6.9% Thereafter 29 303.2 57.7% 390,073 50.0% Total 1,755 525.7 100.0% $782,046 100.0% WALE: 10.4 years Data Center Leasing Activity Summary Q2 2024 YTD 2024 Transaction Count GAAP MRR kW $ / kW / Month Transaction Count GAAP MRR kW $ / kW / Month New/expansion leases signed 58 $9,897 66,493 $149 208 $16,056 96,942 $166 New Built to Suit leases signed — — — — — — — — Commenced leases 88 1,545 9,767 158 212 2,706 18,259 148 Renewed leases 320 2,161 7,025 308 510 3,864 12,767 303 Churn 1.2% 2.1% Cash Mark to Market 8.3% 6.6% GAAP Mark to Market 12.3% 10.4% AZP-3 Rendering Section VII - Data Center Customer and Portfolio Metrics investors.ironmountain.com Q2 2024 Supplemental Financial Information 21

Data Center Operating Portfolio Stabilized Pre-Stabilized Total Leaseable MW Leased % by MW Leaseable MW Leased % by MW Leaseable MW Leased % by MW Boyers and Other WPA-1 and Other 14.2 83.9% — — 14.2 83.9% Phoenix AZP-1 41.0 100.0% — — 41.0 100.0% AZP-2 46.5 100.0% — — 46.5 100.0% Scottsdale AZS-1 5.7 100.0% — — 5.7 100.0% Denver DEN-1 11.3 47.9% — — 11.3 47.9% New Jersey NJE-1 16.8 98.2% 4.0 62.5% 20.8 91.3% Northern Virginia VA-1 12.4 100.0% — — 12.4 100.0% VA-2 36.0 100.0% — — 36.0 100.0% VA-3 10.0 100.0% — — 10.0 100.0% Amsterdam AMS-1 13.1 92.8% — 13.1 92.8% London LON-1 8.7 96.2% — — 8.7 96.2% LON-2 9.0 100.0% — 9.0 100.0% Frankfurt FRA-1 (1) 9.0 100.0% — — 9.0 100.0% FRA-2 9.8 100.0% — — 9.8 100.0% Singapore SIN-1 6.8 100.0% — — 6.8 100.0% Madrid MAD-1 1.0 45.0% — — 1.0 45.0% India Web Werks JV 1.5 100.0% 8.9 36.2% 10.4 45.4% Total Data Center Properties 252.8 96.0% 12.9 44.3% 265.7 93.5% (1) Our Frankfurt Data Centers are an unconsolidated joint venture. Total Potential Capacity - Megawatts Q2 2024 Q2 2023 Leasable 265.7 221.2 Under Construction 305.5 195.9 Held for Development 346.6 363.4 Total Data Center Portfolio 917.8 780.5 Section VII - Data Center Customer and Portfolio Metrics investors.ironmountain.com Q2 2024 Supplemental Financial Information 22

Data Center Expansion and Development Activity Project / Facilities MW Under Construction MW Pre- leased % Pre- Leased Investment in Q2 2024 ($M) Cumulative Investment ($M) Total Expected Investment ($M) Expected Completion Expected Stabilization MW Held for Development Data Center Expansion Amsterdam AMS-1 Phase 4 5.0 — — $1.0 $39.7 $45.0 Q2 2026 Q2 2027 5.0 Madrid MAD-1 Phase 1 2.0 0.3 14.0% $6.7 $19.5 $30.1 Q3 2024 Q3 2025 — India Web Werks JV (1) 2.5 — — — — — 6.8 All Other Facilities (4) 1.0 1.0 — — — — 20.4 Total Expansion 10.5 1.3 12.2% $7.6 $59.1 $75.1 32.2 New Development Phoenix AZP-3 Phase 1 18.0 18.0 100.0% $25.4 $61.2 $310.6 Q4 2025 Q4 2025 — AZP-3 Phase 2 10.0 10.0 100.0% — — $52.7 Q2 2026 Q2 2026 — AZP-3 Phase 3 8.0 8.0 100.0% — — $41.7 Q3 2026 Q3 2026 — Amsterdam AMS-2 — — — — — — 20.0 Chicago CHI-2 — — — — — — 36.0 Frankfurt FRA-1 Phase 2 (2) 9.0 9.0 100.0% — — — Q3 2024 Q3 2024 — FRA-1 Phase 3 (2) 9.0 9.0 100.0% — — — Q3 2024 Q3 2024 — London LON-2 Phase 2 9.0 9.0 100.0% $1.1 $59.5 $61.0 Q3 2024 Q4 2025 — LON-2 Phase 3 9.0 9.0 100.0% $13.5 $51.5 $62.8 Q4 2024 Q4 2028 — LON-3 Future Phases 25.0 25.0 100.0% $8.3 $16.7 $309.0 Q4 2026 Q4 2026 — Madrid MAD-1 — — — — — — 76.0 Northern Virginia VA-3 Phase 2 34.0 34.0 100.0% $30.2 $154.0 $204.1 Q4 2024 Q2 2025 — VA-4 (3) 32.0 32.0 100.0% $5.4 $46.6 $96.2 Q4 2024 Q2 2025 — VA-5 (3) 40.0 40.0 100.0% $4.9 $55.8 $109.5 Q2 2025 Q2 2025 — VA-6 Phase 1 16.0 16.0 100.0% $67.9 $179.2 $178.5 Q4 2024 Q2 2025 — VA-6 Phase 2 16.0 12.0 75.0% $4.4 $27.1 $111.5 Q2 2025 Q2 2026 — VA-7 36.0 36.0 100.0% $19.4 $36.4 $360.0 Q4 2025 Q2 2026 — VA Future Phases (4) 24.0 24.0 100.0% — — — 20.0 India Web Werks JV (1) — — — — — — 146.5 Miami MIA-1 — — — — — — 16.0 Total New Development 295.0 291.0 98.6% $180.3 $687.9 $1,897.6 314.4 Total Development 305.5 292.3 95.7% $188.0 $747.1 $1,972.7 346.6 (1) Represents a consolidated joint venture in India; operating six facilities in six markets. (2) FRA-1 is an unconsolidated joint venture; construction costs are funded by the Joint Venture with Iron Mountain managing the construction. (3) VA-4/5 are held by a consolidated joint venture; construction costs are funded by the Joint Venture with Iron Mountain managing the construction. (4) Includes megawatts pre-leased where construction is planned, but has not commenced. Section VII - Data Center Customer and Portfolio Metrics investors.ironmountain.com Q2 2024 Supplemental Financial Information 23

Capitalization Revolving Credit Facility and Term Loan A Total Market Capitalization as of 06/30/2024 Capacity $2,471,875 # of Shares Outstanding 293,298 Outstanding $966,875 Share Price as of 06/30/24 $89.62 Letters of Credit $8,898 Total Market Capitalization $26,285,408 Remaining Capacity $1,496,102 Net Debt (1) $12,892,398 Interest Rate Spread (Prime) 0.75 % Total Enterprise Value $39,177,806 Interest Rate Spread (SOFR+CSA) 1.85 % Net Debt to Total Enterprise Value 32.9 % Weighted Average Interest Rate 7.14 % Adjusted EBITDA to Interest Expense 3.1x Maturity Date 3/18/2027 Total Enterprise Value to Adjusted EBITDA (2) 18.8x Credit Facility Fixed Charge Coverage Ratio 2.4x Net Total Lease-Adjusted Leverage Ratio 5.0x Fixed vs. Floating Rate Debt 80% 20% Fixed Rate Debt Floating Rate Debt Credit Rating S&P Moody's Corporate BB- Ba3 Senior Credit Facility BB Ba3 Outlook Stable Stable Latest Update 12/15/2023 12/20/2023 Total Long Term Debt Weighted Average Rates Weighted Average Interest 5.7 % Weighted Average Maturity 5.0 Years USD denominated 88 % Debt Maturity Profile ($ in Millions) (3) (4) $21 $855 $1,348 $2,429 $1,346 $2,033 $1,312 $2,216 $1,350 $25 $5 Revolving Credit Facility and Term Loan A Bi-Lateral Loans Construction Loans IMDC AUD Term Loan B A/R Securitization USD Term Loan B (2026) USD Term Loan B (2031) Mortgage Notes Payable Senior Unsecured Notes 2024 2025 2026 2027 2028 2029 2030 2031 2032 2034 2036 (1) Net debt is calculated as current portion of long-term debt of $125.4M plus long-term debt net of current portion of $12,814.2M plus deferred financing costs of $97.1M less cash and cash equivalents of $144.3M. (2) Total Enterprise Value to Adjusted EBITDA is calculated on a trailing twelve-month basis. (3) Excludes Deferred Financing Costs, Discounts, Financing Leases, Notes Payable and Other. (4) In addition to the above, the Company has approximately $653M of undrawn committed asset level financing for the construction of five Data Center assets in Northern Virginia. Section VIII - Capitalization and Debt Maturity Profile investors.ironmountain.com Q2 2024 Supplemental Financial Information 24

Quarterly Capital Expenditures Q2 2024 Q1 2024 Q/Q % Change Q2 2023 Y/Y % Change Growth: Data Center $294,758 $276,631 6.6% $215,455 36.8 % Real Estate 46,202 46,755 (1.2) % 48,959 (5.6) % Innovation and Other 20,971 13,730 52.7% 22,108 (5.1) % Total Growth Capital Expenditures $361,931 $337,116 7.4% $286,522 26.3 % Recurring: Data Center $3,598 $1,768 103.5% $3,922 (8.3) % Real Estate 14,546 9,361 55.4% 14,183 2.6 % Non-Real Estate 18,832 17,608 7.0% 14,861 26.7 % Total Recurring Capital Expenditures $36,976 $28,737 28.7% $32,966 12.2 % Total Growth and Recurring Capital Expenditures $398,906 $365,853 9.0% $319,488 24.9 % Net Change in Prepaid and Accrued Capital Expenditures (2,150) 15,292 (114.1) % 15,364 (114.0) % Total Cash Paid for Growth and Recurring Capital Expenditures $396,756 $381,145 4.1% $334,852 18.5 % Full Year Capital Expenditures YTD 2024 YTD 2023 % Change Growth: Data Center $571,388 $417,861 36.7 % Real Estate 92,957 104,862 (11.4) % Innovation and Other 34,701 37,644 (7.8) % Total Growth Capital Expenditures $699,046 $560,367 24.7 % Recurring: Data Center $5,366 $6,415 (16.4) % Real Estate 23,908 19,552 22.3 % Non-Real Estate 36,439 34,662 5.1 % Total Recurring Capital Expenditures $65,713 $60,629 8.4 % Total Growth and Recurring Capital Expenditures $764,759 $620,996 23.2 % Net Change in Prepaid and Accrued Capital Expenditures 13,142 (20,238) (164.9) % Total Cash Paid for Growth and Recurring Capital Expenditures $777,901 $600,758 29.5 % Section IX - Capital Expenditures investors.ironmountain.com Q2 2024 Supplemental Financial Information 25

Non-GAAP Measures and Definitions Non-GAAP measures are supplemental metrics designed to enhance our disclosures and to provide additional information that we believe to be important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). SRP FLS Statement: We have made statements in this Supplemental Financial Information that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as “believes”, “expects”, “anticipates”, “estimates”, “plans”, “intends”, "projects", “pursue”, “will” or similar expressions, we are making forward- looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures or other co-investment vehicles), incorporate alternative technologies into our offerings, achieve satisfactory returns on new product offerings, continue our revenue management, expand and manage our global operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space; (iii) the costs of complying with and our ability to comply with laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards; (iv) the impact of attacks on our internal information technology (“IT”) systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (v) our ability to fund capital expenditures; (vi) the impact of our distribution requirements on our ability to execute our business plan; (vii) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes (“REIT”); (viii) changes in the political and economic environments in the countries in which we operate and changes in the global political climate; (ix) our ability to raise debt or equity capital and changes in the cost of our debt; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) unexpected events, including those resulting from climate change or geopolitical events, could disrupt our operations and adversely affect our reputation and results of operations; (xiv) failures to implement and manage new IT systems; (xv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvi) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this Supplemental Financial Information. Acquisition and Integration Costs: We define Acquisition and Integration Costs as operating expenditures directly associated with the closing and integration activities of our business acquisitions that have closed, or are highly probable of closing, and include (i) advisory, legal and professional fees to complete business acquisitions and (ii) costs to integrate acquired businesses into our existing operations, including move, severance, and system integration costs. Adjusted Earnings Per Share, or Adjusted EPS: We define Adjusted EPS as reported earnings per share fully diluted from net income (loss) attributable to Iron Mountain Incorporated (inclusive of our share of adjusted losses (gains) from our unconsolidated joint ventures) and excluding certain items, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) (Gain) loss on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; and (vii) Tax impact of reconciling items and discrete tax items. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Non-Cash Amortization of Derivative Instruments: Includes amortization on instruments such as cross-currency swap agreements designated as a hedge of net investment. Adjusted EBITDA and Adjusted EBITDA Margin: We define Adjusted EBITDA as net income (loss) before interest expense, net, provision (benefit) for income taxes, depreciation and amortization (inclusive of our share of Adjusted EBITDA from our unconsolidated joint ventures), and excluding certain items we do not believe to be indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) (Gain) loss on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; and (v) Stock-based compensation expense. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flows to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Adjusted Funds From Operations, or AFFO: We define adjusted funds from operations or AFFO as FFO (Normalized) (1) excluding (i) non-cash rent expense (income); (ii) depreciation on non-real estate assets; (iii) amortization expense associated with customer and supplier relationship value, intake costs, acquisition of customer and supplier relationships, capitalized commissions and other intangibles; (iv) amortization of deferred financing costs and debt discount/ premium; (v) revenue reduction associated with amortization of customer inducements and above- and below-market data center leases; (vi) the impact of reconciling to normalized cash taxes; and (2) including recurring capital expenditures. We also adjust for these items to the extent Section X - Appendix and Definitions investors.ironmountain.com Q2 2024 Supplemental Financial Information 26

attributable to our portion of unconsolidated ventures. We believe that AFFO, as a widely recognized measure of operations of REITs, is helpful to investors as a meaningful supplemental comparative performance measure to other REITs, including on a per share basis. AFFO should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) or cash flows from operating activities (as determined in accordance with GAAP). AFFO per share: Calculated as AFFO divided by weighted-average fully-diluted shares outstanding. Funds From Operations, FFO (Nareit), and FFO (Normalized): Funds from operations ("FFO") is defined by the National Association of Real Estate Investment Trusts as net income (loss) excluding depreciation on real estate assets, losses and gains on sale of real estate, net of tax, and amortization of data center leased-based intangibles (“FFO (Nareit)”). We calculate our FFO measures, including FFO (Nareit), adjusting for our share of reconciling items from our unconsolidated joint ventures. FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income (loss). We modify FFO (Nareit), as is common among REITs seeking to provide financial measures that most meaningfully reflect their particular business ("FFO (Normalized)"). Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) (Gain) loss on disposal/write-down of property, plant and equipment, net (excluding real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; (vii) Real estate financing lease depreciation; and (viii) Tax impact of reconciling items and discrete tax items. FFO (Normalized) per share: FFO (Normalized) divided by weighted-average fully-diluted shares outstanding. Terminations/Permanent Withdrawal Fees: Revenue from the preparation, documentation, and permanent withdrawal of records. Business Segments: The Global Records and Information Management ("Global RIM"): Records Management, stores physical records and provides information services, vital records services, courier operations, and the collection, handling and disposal of sensitive documents ("Records Management") for customers in 60 countries around the globe. Data Management, provides storage and rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations, server and computer backup services and related services offerings ("Data Management"). Global Digital Solutions, develops, implements and supports comprehensive storage and information management solutions for the complete lifecycle of our customers’ information, including the management of physical records, conversion of documents to digital formats and digital storage of information ("Global Digital Solutions"). Secure Shredding, includes the scheduled pick-up of office records that customers accumulate in specially designed secure containers we provide and is a natural extension of our hardcopy records management operations, completing the lifecycle of a record. Through a combination of shredding facilities and mobile shredding units consisting of custom built trucks, we are able to offer secure shredding services to our customers. Entertainment Services, entertainment and media services which help industry clients store, safeguard and deliver physical media of all types, and provides digital content repository systems that house, distribute, and archive key media assets ("Entertainment Services"). Consumer Storage, provides on-demand, valet storage for consumers ("Consumer Storage") utilizing data analytics and machine learning to provide effective customer acquisition and a convenient and seamless consumer storage experience. Global Data Center Business: Provides enterprise-class data center facilities and hyperscale-ready capacity to protect mission-critical assets and ensure the continued operation of our customers’ IT infrastructure, with secure, reliable and flexible data center options. Corporate and Other: Consists primarily of our Fine Arts and asset lifecycle management ("ALM") businesses and other corporate items (Corporate and Other). Our Fine Arts business provides technical expertise in the handling, installation and storing of art. Our ALM business provides hyperscale and corporate IT infrastructure managers with services and solutions that enable the decommissioning, data erasure processing and disposition or sale of IT hardware and component assets. ALM services are enabled by: secure logistics, chain of custody and complete asset traceability practices, environmentally-responsible asset processing and recycling, and data sanitization and asset refurbishment services that enable value recovery through asset remarketing. In addition, ALM also offers workplace IT asset management services including storage, configuration, deployment, device support and end-of-life disposition for employee IT devices. Our ALM service focus on protecting and eradicating customer data while maintaining strong, auditable, and transparent chain of custody practices. Corporate and Other includes costs related to executive and staff functions, including finance, human resources and IT, which benefit the enterprise as a whole. Section X - Appendix and Definitions investors.ironmountain.com Q2 2024 Supplemental Financial Information 27

Capital Expenditures and Investments: Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally discretionary in nature. We categorize our capital expenditures as follows: Growth Investment: Data Center - Expenditures primarily related to investments in the construction of data center facilities (including the acquisition of land), as well as investments to drive revenue growth, expand capacity or achieve operational or cost efficiencies. Real Estate - Expenditures primarily related to investments in land, buildings, building improvements, leasehold improvements and racking structures to grow our revenues, extend the useful life of an asset or achieve operational or cost efficiencies. Innovation and Other - Discretionary capital expenditures for significant new products and services as well as computer hardware and software to support new products and services or to achieve operational or cost efficiencies. Integration costs of acquisitions are also included. Recurring: Data Center - Expenditures related to the replacement of equivalent components and overall maintenance of existing data center assets. Real Estate - Expenditures primarily related to the replacement of components of real estate assets such as buildings, building improvements, leasehold improvements and racking structures. Non-Real Estate - Expenditures primarily related to the replacement of containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally-developed software assets that support the maintenance of existing revenues or avoidance of an increase in costs. Constant Currency: Adjusts results to normalize Fx impacts across comparable periods. Data Center Business Definitions: Leaseable MW - Represents the amount of critical power capacity available for customer use, measured in megawatts (MW). Monthly Recurring Revenue (MRR) - Defined as recurring contractual revenue under existing commenced customer leases, including rent, power, and other recurring data center services. Pre-leased - A lease on data center capacity that is signed before construction has completed. Pre-Stabilized - A building recently placed in service which has not yet reached 85% leased or 24 months in service. Rental Churn Rate - Represents data center leases which are not renewed or are terminated during the period. Rental churn is calculated based on the MRR terminated in the period, compared with total MRR at the beginning of the period. TCV - “Total Contract Value” represents total revenue contracted for active contracts through the contract term, not including renewals or extensions, but including fixed power charges. Total potential MW - Total amount of existing and planned critical power capacity at full build-out, measured in megawatts. WALE - “Weighted Average Lease Expiry” (in years) is calculated on a revenue basis, using annual GAAP revenue of all in-place contracts, excluding utility reimbursements. EBITDAR: Calculated as the last 12 months' earnings before interest, taxes, depreciation and amortization and rent expense (“EBITDAR”) of our consolidated subsidiaries, other than those we have designated as “Unrestricted Subsidiaries” as defined in our Credit Agreement, subject to certain adjustments and exclusions, which make the calculation of financial performance for purposes of EBITDAR calculations not directly comparable to our presentation of Adjusted EBITDA. Credit Facility Fixed Charge Coverage Ratio: Calculated as last twelve months EBITDAR divided by scheduled amortization, interest expense related to outstanding debt and preferred equity, if any, and rent expenses. Net Lease-Adjusted Leverage Ratio: Calculated as net debt, including the capitalized value of lease obligations, plus six times rent expenses divided by EBITDAR. Organic Revenue Growth: Our organic revenue growth rate, represents the year-over-year growth rate of our revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. Our organic revenue growth rates includes the impact of acquisitions of customer relationships. Records Management Retention Rate: Calculated as one minus the result of dividing the total number of cubic feet of records removed from inventory due to customer terminations and destructions in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. Storage Rev/NOI per Sq. Ft.: Calculated as either storage revenue or Storage NOI (as defined below) divided by the quarterly building square foot average for storage products. Section X - Appendix and Definitions investors.ironmountain.com Q2 2024 Supplemental Financial Information 28

Service Profit and Margin: The Gross Profit and Margin attributable to the global service business. Calculated as follows: Total Revenues from Adjusted Service Activities - Service Cost of Sales = Service Gross Profit ($) / Total Revenues from Adjusted Service Activities = Service Gross Margin (%) Storage Net Operating Income, or Storage NOI: Storage NOI is defined as revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Storage Profit and Margin: Gross Profit and Margin attributable to the global storage business. Calculated as follows: Total Revenue from Adjusted Storage Rental Activities - Storage Rental Cost of Sales = Storage Rental Gross Profit ($) / Total Revenue from Adjusted Storage Rental Activities = Storage Rental Gross Margin (%) Tax Rates: Effective Tax Rate - GAAP tax rate for the period calculated as tax expense or benefit for the quarter (total of current and deferred tax provisions), including discrete items, and divided by profit before tax for the period. Structural Tax Rate - Estimated tax rate for the full fiscal year calculated based on forecasted ordinary income and forecasted tax expense/benefit excluding any significant unusual or infrequently occurring items (i.e., discrete items) and items recognized net of tax on the financials (i.e., discontinued operations). Total Storage Volume: Iron Mountain’s comprehensive portfolio of physical storage, including Global RIM and Corporate and Other, calculated on an absolute basis in cubic feet. Section X - Appendix and Definitions investors.ironmountain.com Q2 2024 Supplemental Financial Information 29